PACE® Select Advisors Trust

Summary Prospectus Supplement | June 4, 2021

Supplement to the summary prospectus relating to Class A and Class Y shares (the "Summary Prospectus"), dated November 27, 2020, as supplemented.

Includes:

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information for PACE Alternative Strategies Investments (the "fund"), a series of PACE Select Advisors Trust (the "Trust"), regarding the portfolio management team for UBS Asset Management (Americas) Inc., the fund's manager ("UBS AM"). Effective as of May 31, 2021, Russell Sinder has ceased serving as portfolio manager for the fund. In addition, effective as of May 31, 2021, Mayoor Joshi, David Kelly, Chris Andersen and Edward Eccles have been added as portfolio managers for the fund.

Effective immediately, the Summary Prospectus is hereby revised as follows:

The section captioned "Portfolio management team" on page 7 of the Summary Prospectus is revised by replacing the first bullet point of that section in its entirety with the following:

•  UBS AM—Mabel Lung, CFA, Managing Director and Portfolio Manager, Gina Toth, CFA, Executive Director and Portfolio Manager, and Fred Lee, CFA, Executive Director and Portfolio Manager, have been portfolio managers of the fund since 2006, 2013 and 2009, respectively. Edward Eccles, Executive Director and Portfolio Manager, Christopher Andersen, CFA, Executive Director and Portfolio Manager, David Kelly, Executive Director and Portfolio Manager, and Mayoor Joshi, Director and Portfolio Manager, have been portfolio managers of the fund since May 2021.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1109

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UBS Asset Management (Americas) Inc.